                    SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549
                         ________________________
                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                        __________________________



     Date of Report (Date of earliest event reported) December 29, 1994
                                                      -----------------

                              HEXCEL CORPORATION
         --------------------------------------------------------
          (Exact name of registrant as specified in its charter)



            Delaware                               94-1109521
     --------------------------                   --------------------
     (State or other jurisdic-                     (I.R.S. Employer
      tion of incorporation or                     Identification No.)
      organization)


                                  1-8472
                           ------------------------
                           (Commission File Number)


     5794 West Las Positas Boulevard
     Pleasanton, California                        94588
     --------------------------------              ------
     (Address of principal                        (Zip Code)
      executive offices)

     Registrant's telephone number, including area code (510) 847-9500
                                                        --------------

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

          On December 29, 1994 (the "Closing Date"), pursuant to that certain Stock Purchase Agreement (the "Purchase Agreement"), dated as of December 27, 1994, between Hexcel Corporation, a Delaware corporation (the "Registrant"), and Axson S.A., a French corporation ("Axson"), a copy of which is attached hereto as EXHIBIT 2.1 and is incorporated by reference herein, the Registrant sold its European resins business through the sale of all of the Registrant's shares in the capital stock of four of its subsidiaries, Hexcel France S.A., Hexcel Espana, S.A., Hexcel GmbH and Hexcel Italia S.r.l. (the "European Resins Subsidiaries"), to Axson, for a gross purchase price of $9 million, subject to certain adjustments described below. Axson was formed by the management of the European Resins Subsidiaries, Lebon Developpement, a French public company, and Midland Montagu Investissement, a French investment fund. The Registrant is currently the subject of a proceeding under chapter 11 of the United States Bankruptcy Code ("Chapter 11") designated as Case No. 93-48535 T before the United States Bankruptcy Court for the Northern District of California, and the sale of the Registrant's European resins business was approved by that Court by order filed on December 7, 1994.

          The purchase price for the sale of the Registrant's European resins business was the result of arm's length negotiations between the Registrant and the organizers of Axson. The sale followed months of efforts by the Registrant to sell its domestic and European resins business and negotiations with other potential purchasers.

          The gross purchase price was reduced by the following adjustments: (i) $1,579,669 for the net intercompany payables owed by the European Resins Subsidiaries to the Registrant and its remaining subsidiaries as of September 30, 1994, substantially all of which was paid on or prior to the Closing Date and the balance of which was paid shortly thereafter, (ii) $ 412,445 which was reduced from the portion of the purchase price allocated to the shares in Hexcel Espana, S.A. to compensate for a dividend that was declared and paid to the Registrant by that subsidiary immediately prior to the Closing Date, and (iii) approximately $272,500 for certain transaction costs incurred by the Registrant and the European Resins Subsidiaries prior to the Closing Date in connection with the sale of the European resins business. Pursuant to the terms of the Purchase Agreement, $1,500,000 of the purchase price is being held in escrow to secure the Registrant's indemnification obligations under that agreement until the earlier of the Registrant's emergence from Chapter 11 or 18 months after the Closing Date.


ITEM 7.  PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(b)  PRO FORMA FINANCIAL INFORMATION.

          The required PRO FORMA financial information is attached hereto on pages F-1 through F-3.

(c)   EXHIBITS.

     2.1 - Stock Purchase Agreement, dated as of December 27, 1994, between the Registrant and Axson S.A.

                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: January 12, 1995


                         HEXCEL CORPORATION
                         (Registrant)



                         By: /s/ Rodney P. Jenks
                             _________________________________
                             Rodney P. Jenks
                             Vice President and General Counsel

(b)  PRO FORMA FINANCIAL INFORMATION                        PAGE

F-1  Condensed Consolidated Balance Sheets
          As of October 2, 1994

F-2  Condensed Consolidated Statements of Operations
          For the Year-to-Date Ended October 2, 1994

F-3  Condensed Consolidated Statements of Operations
          For the Year Ended December 31, 1993

HEXCEL CORPORATION AND SUBSIDIARIES
PRO FORMA FINANCIAL INFORMATION
CONDENSED CONSOLIDATED BALANCE SHEETS
AS OF OCTOBER 2, 1994




                                                                                            UNAUDITED
                                                                     ----------------------------------------------------
                                                                           As              Pro forma        Pro forma
(IN THOUSANDS, EXCEPT  PER SHARE DATA)                                  Reported          adjustments        results
- -------------------------------------------------------------------------------------------------------------------------
ASSETS

Current assets:
  Cash and equivalents                                             $        1,099                         $        1,099
  Accounts receivable                                                      64,910                                 64,910
  Inventories                                                              48,730                                 48,730
  Prepaid expenses                                                          3,990                                  3,990
  Net assets of discontinued operations                                    12,000     $       (9,000)(a)           3,000
- -------------------------------------------------------------------------------------------------------------------------

    Total current assets                                                  130,729             (9,000)            121,729
- -------------------------------------------------------------------------------------------------------------------------

Property, plant and equipment                                             206,684                                206,684
Less accumulated depreciation                                             115,335                                115,335
- -------------------------------------------------------------------------------------------------------------------------

    Net property, plant and equipment                                      91,349                                 91,349
- -------------------------------------------------------------------------------------------------------------------------

Investments and other assets                                               20,720                                 20,720
- -------------------------------------------------------------------------------------------------------------------------

    Total assets                                                   $      242,798     $       (9,000)     $      233,798
- -------------------------------------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current liabilities:
  Notes payable and current maturities of long-term liabilities    $       20,393     $       (8,685)(b)  $       11,708
  Accounts payable                                                         14,915                                 14,915
  Accrued liabilities                                                      28,421                145 (c)          28,566
- -------------------------------------------------------------------------------------------------------------------------

    Total current liabilities                                              63,729             (8,540)             55,189
- -------------------------------------------------------------------------------------------------------------------------

Long-term liabilities, less current maturities                             49,169                                 49,169
Liabilities subject to disposition in bankruptcy reorganization           132,130                                132,130
- -------------------------------------------------------------------------------------------------------------------------

Shareholders' equity (deficit):
  Common stock, $0.01 par value, authorized 20,000 shares,
    shares issued and outstanding of 7,310 in 1994                             73                                     73
  Additional paid-in capital                                               62,562                                 62,562
  Accumulated deficit                                                     (70,129)              (460)(d)         (70,589)
  Minimum pension obligation adjustment                                      (646)                                  (646)
  Cumulative currency translation adjustment                                5,910                                  5,910
- -------------------------------------------------------------------------------------------------------------------------

    Total shareholders' equity (deficit)                                   (2,230)              (460)             (2,690)
- -------------------------------------------------------------------------------------------------------------------------

    Total liabilities and shareholders' equity (deficit)           $      242,798     $       (9,000)     $      233,798
- -------------------------------------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------------------------------------

         (a) Net assets of European resin business sold
         (b) Net cash proceeds from the sale of Hexcel Corporation's European resins business are assumed to have been used to pay down outstanding revolving debt
         (c) Miscellaneous accrued liabilities
         (d) Net loss from the disposal of Hexcel Corporation's European resins business

   11-Jan-95

HEXCEL CORPORATION AND SUBSIDIARIES
PRO FORMA FINANCIAL INFORMATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR-TO-DATE ENDED OCTOBER 2, 1994

- -----------------------------------------------------------------------------------------------------------------------

                                                                                          UNAUDITED
                                                                      -------------------------------------------------
                                                                           As             Pro forma         Pro forma
(IN THOUSANDS, EXCEPT PER SHARE DATA)                                   Reported         adjustments         results
- -----------------------------------------------------------------------------------------------------------------------
Net sales                                                            $    237,080                       $      237,080

Cost of sales                                                            (199,631)                            (199,631)
- -----------------------------------------------------------------------------------------------------------------------

Gross margin                                                               37,449                               37,449

Other operating costs and expenses:
  Marketing, general and administrative expenses                          (34,441)                             (34,441)
  Other income (expenses)                                                  (8,146)                              (8,146)
- -----------------------------------------------------------------------------------------------------------------------

Operating income (loss)                                                    (5,138)                              (5,138)
Interest expenses                                                          (7,086)                              (7,086)
Bankruptcy reorganization expenses                                        (11,945)                             (11,945)
- -----------------------------------------------------------------------------------------------------------------------

Loss from continuing operations before income taxes                       (24,169)                             (24,169)
Benefit (provision) for income taxes                                       (1,369)                              (1,369)
- -----------------------------------------------------------------------------------------------------------------------

        Loss from continuing operations                                   (25,538)                             (25,538)

Losses from discontinued operations                                        (1,847)   $        (984)(a)          (2,831)
- -----------------------------------------------------------------------------------------------------------------------

        Net loss                                                     $    (27,385)   $        (984)     $      (28,369)
- -----------------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------------


Net income (loss) per share and equivalent share:
Primary and fully diluted:
   Continuing operations                                             $      (3.50)                      $        (3.50)
   Discontinued operations                                                  (0.25)   $       (0.13)              (0.38)
- -----------------------------------------------------------------------------------------------------------------------

      Net loss                                                       $      (3.75)   $       (0.13)     $        (3.88)
- -----------------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------------

Weighted average shares and equivalent shares                               7,310            7,310               7,310
- -----------------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------------

        (a) Elimination of net income from Hexcel Corporation's European resins business

   11-Jan-95

HEXCEL CORPORATION AND SUBSIDIARIES
PRO FORMA FINANCIAL INFORMATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1993


- ----------------------------------------------------------------------------------------------------------------

                                                                                     UNAUDITED
                                                                    --------------------------------------------
                                                                         As          Pro forma       Pro forma
(IN THOUSANDS, EXCEPT PER SHARE DATA)                                 Reported      adjustments       results
- ----------------------------------------------------------------------------------------------------------------

Net sales                                                            $   310,635                    $   310,635

Cost of sales                                                           (263,090)                      (263,090)
- ----------------------------------------------------------------------------------------------------------------


Gross margin                                                              47,545                         47,545

Other operating costs and expenses:
    Marketing, general and administrative expenses                       (52,510)                       (52,510)
    Other income (expenses)                                              (12,780)                       (12,780)
    Restructuring expenses                                               (46,600)                       (46,600)
- ----------------------------------------------------------------------------------------------------------------


Operating income (loss)                                                  (64,345)                       (64,345)
Interest expenses                                                         (8,862)                        (8,862)
Bankruptcy reorganization expenses                                          (641)                          (641)
- ----------------------------------------------------------------------------------------------------------------


Loss from continuing operations before income taxes                      (73,848)                       (73,848)
Benefit (provision) for income taxes                                      (6,024)                        (6,024)
- ----------------------------------------------------------------------------------------------------------------


       Loss from continuing operations                                   (79,872)                       (79,872)

Losses from discontinued operations                                      (10,623)     $     421(a)      (10,202)
- ----------------------------------------------------------------------------------------------------------------


       Loss before cumulative effect of accounting change                (90,495)           421         (90,074)

Cumulative effect of change in accounting for income taxes                 4,500                          4,500
- ----------------------------------------------------------------------------------------------------------------


       Net loss                                                      $   (85,995)     $     421     $   (85,574)
- ----------------------------------------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------------------------------------


Net income (loss) per share and equivalent share:
Primary and fully diluted:
    Continuing operations                                            $    (10.90)                   $    (10.90)
    Discontinued operations                                                (1.44)     $    0.06           (1.38)
    Cumulative effect of change in accounting for income taxes              0.61                           0.61
- -----------------------------------------------------------------------------------------------------------------


       Net loss                                                      $    (11.73)     $    0.06     $    (11.67)
- ----------------------------------------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------------------------------------


Weighted average shares and equivalent shares                              7,330          7,330           7,330
- ----------------------------------------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------------------------------------


     (a) Elimination of net losses from Hexcel Corporation's European resins business

   12-JAN-95

                                  EXHIBIT INDEX


                                                            PAGE

2.1 -     Stock Purchase Agreement, dated as of December
          27, 1994, between the Registrant and Axson S.A.



                                        6